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                           CONESTOGA FAMILY OF FUNDS

                        Supplement dated January 2, 1996
                     to Prospectus dated February 21, 1995

                              Institutional Shares
                                 Retail Shares

PROPOSED REORGANIZATION

          As a result of the proposed merger of Meridian Bancorp, Inc. (the parent of the Company's investment advisor) and CoreStates Financial Corp, the Board of Trustees of the Company has approved an Agreement and Plan of Reorganization (the "Agreement") between the Company and CoreFunds, Inc. ("CoreFunds"). The investment advisor of CoreFunds is a subsidiary of CoreStates Financial Corp. Subject to required approvals by the shareholders of the Company and of CoreFunds, substantially all of the assets and liabilities of the Company's portfolios will be transferred to similar portfolios in CoreFunds, and the Company's shareholders will become shareholders of CoreFunds.

          The Agreement provides that each holder of Retail or Institutional Shares of any of the Company's portfolios will hold, immediately after the reorganization, Individual or Institutional shares of the corresponding CoreFunds portfolio with the same aggregate net asset value as immediately before the Reorganization.

          Proxy materials describing the reorganization in detail are being prepared and will be sent to shareholders of the Company.

                      PLEASE RETAIN FOR FUTURE REFERENCE